Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 11. Income Taxes:

Earnings before income taxes and provision for income taxes consisted of the following for the years ended December 31, 2011, 2010 and 2009:

(in millions)	2011	2010	2009
Earnings before income taxes	$12,532	$10,324	$9,243

Provision for income taxes:
United States federal:
Current	$270	$157	$348
Deferred	118	145	(202)

	388	302	146
State and local		1	1

Total United States	388	303	147

Outside United States:
Current	3,368	2,567	2,213
Deferred	(103)	(44)	331

Total outside United States	3,265	2,523	2,544

Total provision for income taxes	$3,653	$2,826	$2,691

United States income tax is primarily attributable to repatriation costs.

At December 31, 2011, applicable United States federal income taxes and foreign withholding taxes have not been provided on approximately $15 billion of accumulated earnings of foreign subsidiaries that are expected to be permanently reinvested. The determination of the amount of deferred tax related to these earnings is not practicable.

On March 28, 2008, PMI entered into a Tax Sharing Agreement (the "Tax Sharing Agreement") with Altria. The Tax Sharing Agreement generally governs PMI's and Altria's respective rights, responsibilities and obligations for pre-distribution periods and for potential taxes on the spin-off of PMI by Altria. With respect to any potential tax resulting from the spin-off of PMI by Altria, responsibility for the tax will be allocated to the party that acted (or failed to act) in a manner that resulted in the tax.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	2011	2010	2009
Balance at January 1,	$95	$174	$160
Additions based on tax positions related to the current year	17	18	26
Additions for tax positions of previous years	8	35	1
Reductions for tax positions of prior years	(8)	(125)	(15)
Reductions due to lapse of statute of limitations	(7)	(1)
Settlements		(6)	(2)
Other	(1)		4

Balance at December 31,	$104	$95	$174

Unrecognized tax benefits and PMI's liability for contingent income taxes, interest and penalties were as follows:

(in millions)	December 31, 2011	December 31, 2010	December 31, 2009
Unrecognized tax benefits	$104	$95	$174
Accrued interest and penalties	28	30	48
Tax credits and other indirect benefits	(55)	(58)	(33)

Liability for tax contingencies	$77	$67	$189

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $50 million at December 31, 2011. The remainder, if recognized, would principally affect deferred taxes.

For the years ended December 31, 2011, 2010 and 2009, PMI recognized income in its consolidated statements of earnings of less than $1 million, $17 million and $1 million, respectively, related to interest and penalties due to a decrease in unrecognized tax benefits.

PMI is regularly examined by tax authorities around the world and is currently under examination in a number of jurisdictions. The U.S. federal statute of limitations remains open for the years 2004 and onward, with years 2004 to 2006 currently under examination by the IRS. Foreign and U.S. state jurisdictions have statutes of limitations generally ranging from three to five years. Years still open to examination by foreign tax authorities in major jurisdictions include Germany (2007 onward), Indonesia (2007 onward), Russia (2010 onward) and Switzerland (2010 onward).

It is reasonably possible that within the next twelve months certain tax examinations will close, which could result in a change in unrecognized tax benefits along with related interest and penalties. An estimate of any possible change cannot be made at this time.

The effective income tax rate on pre-tax earnings differed from the U.S. federal statutory rate for the following reasons for the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
Foreign rate differences	(12.5)	(10.0)	(8.6)
Dividend repatriation cost	6.5	3.5	2.5
Reversal of tax reserves no longer required		(1.4)
Other	0.1	0.3	0.2

Effective tax rate	29.1%	27.4%	29.1%

The 2011 effective tax rate increased 1.7 percentage points to 29.1%. The 2011 effective tax rate was favorably impacted by an enacted decrease in corporate income tax rates in Greece ($11 million) and the reversal of a valuation allowance in Brazil ($15 million).

The 2010 effective tax rate was favorably impacted by the reversal of tax reserves ($148 million) following the conclusion of the IRS examination of Altria Group, Inc.'s consolidated tax returns for the years 2000 through 2003, partially offset by the negative impact of an enacted increase in corporate income tax rates in Greece ($21 million) and the net result of an audit in Italy ($6 million).

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities consisted of the following:

	At December 31,
(in millions)	2011	2010
Deferred income tax assets:
Accrued postretirement and postemployment benefits	$223	$214
Accrued pension costs	193	118
Inventory	76	61
Accrued liabilities	145	111
Other	110	84

Total deferred income tax assets	747	588

Deferred income tax liabilities:
Trade names	(818)	(860)
Property, plant and equipment	(323)	(395)
Unremitted earnings	(897)	(817)
Foreign exchange	(31)	(57)

Total deferred income tax liabilities	(2,069)	(2,129)

Net deferred income tax liabilities	$(1,322)	$(1,541)